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                                                                   EXHIBIT 10.24

                                FIRST AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT

THIS AGREEMENT (the "Amendment") is made as of March 27, 1996, by and between John R. Morris, an individual and a resident of the State of South Carolina (the "Executive"), and Builders Transport, Incorporated, a corporation organized under the laws of the State of Delaware having its executive offices located at 2029 West DeKalb Street, Camden, South Carolina, and its subsidiaries (Builders Transport, Incorporated and its subsidiaries being hereinafter collectively referred to as the "Corporation") for the purpose of amending an Employment Agreement (the "Agreement") dated December 16, 1993, entered into by such parties.

                                  WITNESSETH:

WHEREAS, until December, 1993, the Executive had been employed by the Corporation as President and Chief Operating Officer for the previous five years;

WHEREAS, the Chairman of the Board and the Chief Executive Officer of the Corporation requested that the Executive relinquish that position effective December 16, 1993, to accept the newly created executive position as President of its Dedicated Services and Contract Logistics Group;

WHEREAS, the Executive has again been appointed to serve as the President and Chief Operating Officer of the Corporation;

WHEREAS, the Executive's acceptance of the position of President and Chief Operating Officer requires certain changes to be made to the Agreement;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

        1. Paragraph a of Section 1 of the Agreement is amended to read in its entirety as follows:

            The Corporation agrees to employ the Executive, and the Executive agrees to accept employment by the Corporation, in an executive capacity as the President and Chief Operating Officer of the Corporation. If at any time, the Executive is asked to step down, or steps down upon his own volition, as the President and Chief Operating Officer of the Corporation, then the Executive shall again serve as the President of the Corporation's Dedicated Services and Contract Logistics Group.

        2. Paragraph c of Section 1 is amended by replacing the first sentence [with] the following:

            During the Term of Employment (as hereinafter defined), the Executive's minimum gross annual salary shall be $225,000. The remainder of paragraph c shall remain unchanged.
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        3. Section 2 is amended by replacing the first sentence thereof with the following:

            Notwithstanding that the period of the employment of the Executive pursuant to this Agreement shall commence on December 16, 1993, the period of the employment of the Executive pursuant hereto shall be for a "Term of Employment" of four consecutive Contract Years from January 1, 1994 (the "Effective Date").

            The remainder of Section 2 remains the same.

        4. Every provision of the Agreement not herein specifically amended remains in full force and effect. However, to the extent there is any conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall control.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed by its officers thereunto duly authorized, and the Executive has signed this Amendment, effective as of the date first above written.

                                          BUILDERS TRANSPORT, INCORPORATED,
                                          and its subsidiaries

                                          By    /s/ STANFORD M. DINSTEIN
                                            ------------------------------------
                                                    Authorized Signatory

ATTEST:

          /s/ NANCY BEAN
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                                          EXECUTIVE

                                          By       /s/ JOHN R. MORRIS
                                            ------------------------------------
                                                       John R. Morris

WITNESS:

          /s/ NANCY BEAN
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